UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2020

FVCBankcorp, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-38647	47-5020283
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

11325 Random Hills Road

Fairfax, Virginia 22030

(Address of Principal Executive Offices) (Zip Code)

(703) 436-3800

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered under Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	FVCB	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 7, 2020, the Board of Directors of FVCBankcorp, Inc. (the “Company”) unanimously approved amendments to the Company’s by-laws to provide for the conduct of meetings of shareholders entirely remotely, or virtually, or remote participation by shareholders in meetings of shareholders not held entirely remotely. The amendments are effective immediately, and read in their entirely as follows:

Article II, Section 1 of the by-laws is amended and restated to read in its entirety as follows:

“Section 1.        Place of Annual Meeting. All annual meetings of the shareholders shall be held at the main office of the Company in the Commonwealth of Virginia, or elsewhere in the United States as designated by the Board of Directors, or if so determined by the Board of Directors, by means of remote communication technology in accordance with the provisions of Section 19 of this Article.”

Article II, Section 4 of the by-laws is amended and restated to read in its entirety as follows:

“Section 4.        Time and Place of Special Meetings. Special meetings of shareholders for any purpose may be held at such time and place in the United States within or without the Commonwealth of Virginia as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof, or if so determined by the Board of Directors, by means of remote communication technology in accordance with the provisions of Section 19 of this Article.”

Article II of the by-laws is amended by adding a new Section 19, reading in its entirely as follows:

“Section 19.       Remote Shareholder Meetings and Participation. Notwithstanding any provision of these bylaws to the contrary: (i) in lieu of holding a meeting of the shareholders at a designated place, the Board of Directors, in its sole discretion, may determine that any meeting of the shareholders may be held solely by means of remote communication; or (ii) the Board of Directors, in its sole discretion, may determine that shareholders may participate in a meeting held at a place by means of remote communication. At any such meeting, shareholders or other persons participating by means of remote communication shall be deemed to be “present” at the meeting, and “in person.” In connection with any such meeting authorized by the Board of Directors to be held solely by means of remote communication, or at which shareholder participation by remote communication is authorized, the Board of Directors shall implement reasonable measures to: (a) verify that each person participating remotely as a shareholder is a shareholder or a shareholder's proxy; and (b) provide such shareholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the shareholders, including an opportunity to read or hear the proceedings of the meeting, substantially concurrently with such proceedings.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Number	Description
3.1	By-laws of FVCBankcorp, Inc. (as amended through April 7, 2020)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FVCBANKCORP, INC.

By:	/s/ Jennifer L. Deacon
Jennifer L. Deacon
Executive Vice President, Chief Financial Officer

Dated: April 9, 2020